Rule 497(k)

File No. 333-168727

FIRST TRUST SERIES FUND
(the “Trust”)

FIRST TRUST AQA EQUITY FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION DATED MARCH 1, 2019

DATED JUNE 27, 2019

On June 25, 2019 (the “Liquidation Date”), the Fund was terminated and liquidated.

If a shareholder’s shares were not redeemed or exchanged as of the Liquidation Date, the shareholder’s account was automatically redeemed and proceeds have been distributed. Liquidation proceeds were paid in cash for the redeemed shares at their net asset value as of the Liquidation Date.

Redemptions or exchanges of shares (including redemptions caused by liquidation) are generally taxable. Shareholders should consult their personal tax advisor concerning their particular tax situation.

If you have additional questions, please call (800) 621-1675.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE